Exhibit 10.1

Fluor Hanford
P.O. Box 1000

Richland, Washington 99352

                                                                           FLUOR

                               CONTRACT COVER PAGE

Contract Number:        25003

Contractor:             Perma-Fix Environmental Services, Inc.

                        663 Emory Valley Road

                        Oak Ridge, Tennessee 37830

Title:                  TREATMENT OF HANFORD'S MLLW-03 MIXED LOW-LEVEL WASTE

Period of Performance:  October 11, 2004 - September 30, 2006

Option Period:          October 1, 2006 - September 30, 2007

Contract Value:         $23,389,000.00 (Not to Exceed)

Description:            The Contractor shall perform the services described in
                        Contract Attachment A, Statement of Work. Pages 1 through 9 and Attachments B and C are part of this contract.

Signatures:


/s/ C. Renee Echols                    /s/ Jane R. Kirkendall
------------------------------------   -----------------------------------------
Contractor Authorized Signature        Fluor Hanford Authorized Signature


C. Renee Echols / Vice President       Jane R. Kirkendall, Director, Procurement
------------------------------------   -----------------------------------------
Printed Name/Title                     Print Name/Title


10/11/04                               10/6/04
------------------------------------   -----------------------------------------
Date                                   Date


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CONTINUATION PAGE                                             CONTRACT NO: 25003



                                    CONTENTS

1.0      Statement of Work (SOW)...........................................   3
2.0      Award.............................................................   3
         2.1      Estimated Cost of Contract...............................   3
         2.2      Waste Quantity and Schedule..............................   3
         2.3      Return of Waste..........................................   4
         2.4      Award Notification.......................................   4
3.0      Delivery/Performance..............................................   4
         3.1      Term of Contract.........................................   4
         3.2      Terms and Conditions.....................................   4
         3.3      Authorized Personnel.....................................   4
4.0      Contract Administration...........................................   5
         4.1      Buyer's Mailing Address..................................   5
         4.2      Estimated Billing........................................   5
         4.3      Payment Terms............................................   6
         4.4      Electronic Mail Capability...............................   7
         4.5      Closeout Certification, Fixed Price Contracts............   7
         4.6      Contractor Submittals - Contract.........................   7
5.0      Designation of Technical Representative...........................   8
6.0      Electronic Funds Transfer of Invoice Payments.....................   8
7.0      Special Provisions................................................   8
8.0      List of Attachments...............................................   9
         Attachment A - Statement of Work..................................   9
         Attachment B - Integrated Contractor Procurement Team (ICPT)
            Blanket Ordering Agreement.....................................   9
         Attachment C - Perma-Fix Price Schedule 2005-2007.................   9


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CONTINUATION PAGE                                             CONTRACT NO: 25003

1.0   Statement of Work (SOW)

The attached Statement of Work "Treatment of Hanford's Mixed Low-Level Waste -03, Dated: August 26, 2004, Revision: 1", identifies the scope and performance expectations of the contract. The SOW is incorporated into and made a part of this contract in Attachment A along with all of the other clauses and terms identified herein.

2.0   Award

2.1   Estimated Cost of Contract

The estimated value for this Contract is $23,389,000.00. The Contractor shall not exceed this amount without specific written authorization from the Buyer. The Contractor shall notify the cognizant Buyer in writing when the Contractor reaches 85% of the current estimated value.

2.2   Waste Quantity and Schedule.

 The Contract is comprised of a Base Contract with an Option to extend the contract in 1-year increments. Below specifies the waste quantity applicable to each Contract performance period:

      o Base Contract (October 11, 2004 to September 30, 2006): The Buyer commits to shipping the listed Minimum Quantity and the Contractor is required to treat the Minimum Quantity of waste specified below over the term of the Base Contract. The Buyer may ship additional quantities of waste up to the Maximum Quantities specified.

      Treatability Group                 Minimum Quantity   Maximum Quantity
      ----------------------------------------------------------------------
      MLLW-03 (Organic Non-Debris):           60 m3              200 m3
      LLW/MLLW-Oils (On-Spec/Off-spec):        0 m3              100 m3

      o Contract Option (October 1, 2006 to September 30, 2007): The Buyer may ship waste quantities up to the Maximum Quantity specified.

      Treatability Group                 Minimum Quantity   Maximum Quantity
      ----------------------------------------------------------------------
      MLLW-03 (Organic Non-Debris):           0 m3             400 m3
      LLW/MLLW-Oils (On-Spec/Off-spec):       0 m3             100 m3


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CONTINUATION PAGE                                             CONTRACT NO: 25003

2.3   Return of Waste

The Buyer understands and acknowledges that Perma-Fix must, in accordance with its Radioactive Materials License, retain the right to return Radioactive Waste, whether processed or unprocessed, to the generator; provided, however, that a) any such return of the Buyer's waste that otherwise meets the Perma-Fix waste acceptance guidelines will occur only in the event the State (Tennessee) exercises its regulatory authority under the Perma-Fix Radioactive Material License requiring such return, or b) any such return of Non-Conforming waste from the Buyer may be accomplished without regard to any such exercise of regulatory authority. Therefore, the Buyer hereby represents, warrants, and promises that it has the legal right and ability to accept, and will accept, the return of radioactive waste ,whether processed or unprocessed, to the generating facility, in the event the exercise of regulatory authority by the State requires such return or in the event Perma-Fix exercises its right to return non-conforming waste.

2.4   Award Notification

The Contractor is hereby notified that effective on October 11, 2004, the Contractor is awarded a firm fixed unit price type Contract for the delivery/performance of the item(s) above in accordance with all the requirements and conditions set forth or by reference attached herein.

3.0   Delivery/Performance

3.1   Term of Contract

The term of this Contract shall commence on the date of award and shall end on September 30, 2007, unless extended by the parties or unless terminated by other provisions of this Contract.

3.2   Terms and Conditions

The terms and conditions set forth in the Integrated Contractor Procurement Team
(ICPT), Blanket Ordering Agreement, in Attachment B together with Special Provisions contained herein apply.

3.3   Authorized Personnel

Only the following named Contract individuals are authorized to make changes to this document:

Contract Specialist, Arthur T. Broady
Contracts Manager, Michael Brubaker


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CONTINUATION PAGE                                             CONTRACT NO: 25003


4.0   Contract Administration

4.1   Buyer's Mailing Address

           Address all correspondence to:

           Attn:  Arthur T. Broady   Mail Stop H7-10
           Fluor Hanford
           P.0. Box 1000 Richland, Washington 99352

4.2   Estimated Billing

It is mandatory for continued acceptable performance that the Contractor provide monthly, to Fluor Hanford Accounts Payable, the best estimate of the total billable cost (invoiced plus invoiceable) from inception of the contract through the current calendar month end. This information must be provided in writing by email (preferred), fax, or mail by the 15th of each month. This data must be provided for each contract release until all payments are received and the contract is complete.

Email: ap_accruals@rl.gov

Fax: (509) 373-6264

Mailing Address:

Fluor Hanford Inc.
2430 Stevens Drive
PO Box 1000
Richland, WA 99352
Attn:  Accruals MSIN G1-80

Monthly Contract-to-Date Cost Estimate Form can be obtained at the following Internet Address:

http://www.hanford.gov/pmm/downloads/download.htm

The following process shall be used on Invoices submitted to Fluor Hanford. Failure to do so may result in Delayed Payment or Returned Invoices.

General Requirements (Contracts)

o Submittal of an invoice constitutes Contractor's certification that materials, work and/or services have been provided, and invoiced amounts are, in accordance with the contract provisions and as provided in Attachment C.


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CONTINUATION PAGE                                             CONTRACT NO: 25003

o Invoices may be submitted electronically in a format acceptable to Buyer (this is preferred).

      NOTE when electronic invoices are to be used, contact the Contract Specialist for the proper format and submittal information (reference clause H098)

o The invoice must clearly & legibly identify the Contractor's Name and Invoice Number as well as the Contract Number (#25003) and Release Number when assigned.

o Each invoice should include the name and telephone number of a company representative available to respond to invoice questions.

o Remittance will only be made to the remittance address on file for the contractor. Invoices from third parties or with different remittance instructions or addresses will not be processed.

o Questions or requests for exceptions should be addressed to the Contract Specialist.

o The Contractor shall submit an original invoice and supporting documentation to the Buyer's Accounts Payable organization at the address below (unless otherwise directed in the contract):

      Fluor Hanford
      Accounts Payable  Mail Stop: G1-80
      P.O. Box 1000
      Richland, WA  99352

4.3   Payment Terms

The Contractor may submit requests for milestone progress payments of 50% of the fixed unit price for each unit of waste for which the Contractor has completed acceptance into the Contractor's facility. Documentation required by the Contractor for validation that subject milestone has been completed is returned of the Uniform Hazardous Waste Manifest (UHWM) signed by the waste receiver, and a letter depicting that the subject waste has been formally accepted for treatment at the Contractor's facility.

The Contractor may submit request for milestone progress payments of 40% of the fixed unit price for each unit of waste for which the Contractor has successfully treated to meet disposal requirements at Hanford's Mixed Waste Disposal Unit. Documentation required by the Contractor for validation that subject milestone has been completed is Buyer approval of the


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CONTINUATION PAGE                                             CONTRACT NO: 25003

treated waste acceptance documentation and issuance of the Buyer's R356 to the Contractor for each shipment of treated waste.

      Exception: For waste treated through the Contractor's DSSI unit, the Contractor may submit request for final milestone progress payments of 50% of the fixed unit price for each unit of waste for which the Contractor has successfully treated through the unit. Documentation required by the Contractor for validation that subject milestone has been completed is the submittal of the Certificate of Destruction (CD) for the waste to the Buyer.

The Contractor may submit request for milestone progress payments of 10% of the fixed unit price for each unit of waste for which the Contractor has shipped and accepted for disposal at the disposal facility.

4.4   Electronic Mail Capability

The Contractor shall provide and maintain Internet and electronic mail capability for the duration of the Contract. The Contractor email account shall be able to send and receive attached documents of up to 1/2 megabyte in size. Correspondence and Administrative messages concerning this contract will be conducted via email in current versions of Microsoft Office applications, ASCII text, RTF, PDF, ZIP and other commonly used file formats. In addition, information, data and forms may be posted on the Buyer's Internet web site for downloading by the contractor.

4.5   Closeout Certification, Fixed Price Contracts

Contractor shall properly execute and mail to the Buyer, the attached Final Release, within five working days from the last date services are provided hereunder and/or the date of the last shipment made hereunder. Final payment will not be made until this form is properly executed and received by the Buyer.

4.6   Contractor Submittals - Contract

The Contractor submittals identified herein on the Submittal Register shall be submitted by the Contractor using the Supplier Document Submittal Form (SDSF) (available at www.hanford.gov/pmm/downloads/download.htm). Instructions for completion of the SDSF are included with the form. The quantity, frequency and type of submittal shall agree with the requirements set forth on the Submittal Register. A Submittal Number, entered on the SDSF by the Contractor in accordance with the submittal register, shall be used to identify each submittal. Engineering controlled Vendor Information (VI) content shall be identified on the SDSF when indicated on the Submittal Register. SDSF forms may be copied for submittals with different


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CONTINUATION PAGE                                             CONTRACT NO: 25003

submittal dates. When any submission is returned to the Contractor with a request for resubmission (i.e., marked as: "B" and "Resubmit - Yes"; or "C" Revise and Resubmit) the Contractor shall resubmit all corrected documents within the time specified on the resubmission notice or if no time is specified therein within ten (10) working days from the disposition date. New submittals shall require the Contractor to contact the Buyer if additional Submittal Numbers are required.

Changes to a Contractor's deliverables, that have not been accepted by FH as complete shall be re-submitted using the SDSF form and in accordance with a Contractor's FH approved Quality Assurance and/or Engineering Program.

5.0   Designation of Technical Representative

The Buyer hereby designates the following as the Buyer's Technical Representative, (BTR) for this Contract: Name/phone/mail stop: Dean Nester (509) 373-4155/T4-05.

The BTR is responsible for monitoring and providing technical guidance for this Contract and should be contacted regarding questions or problems of a technical nature. The BTR is also responsible for appropriate surveillance of the Contractors representative while on site. In no event, however, will an understanding or agreement, modification, change order, or any deviation from the terms of this Contract be effective or binding upon the Buyer unless formalized by proper Contract documents executed by the Contract Specialist prior to completion of this Contract. On all matters that pertain to Contract terms, the Contractor shall contact the Contract Specialist specified within this Contract. When in the opinion of the Contractor, the BTR requests or directs efforts outside the existing scope of the Contract, the Contractor shall promptly notify the Contract Specialist in writing. The BTR does not possess any explicit, apparent or implied authority to modify the contract. No action should be taken until the Contract Specialist makes a determination and/or modifies the contract.

6.0   Electronic Funds Transfer of Invoice Payments

Electronic funds transfer of invoice payments is an available optional method of invoice payment by the Buyer. An "Authorization for Electronic Funds Transfer of Invoice Payments" form must be completed and returned before payments can be made. A copy of the form is available for downloading from the Buyer's Acquisition Internet Web page or from the Buyer.

7.0   Special Provisions

The provisions and attachments listed below are hereby incorporated into and made a part of this contract.


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CONTINUATION PAGE                                             CONTRACT NO: 25003

Where appropriate, hyperlinks are provided for downloading the referenced document. Software for reading PDF files is available from a link provided on the Download page. [Download Provisions and Forms:
http://www.hanford.gov/pmm/downloads/download.htm]

Special Provisions - The Service Contract Act of 1965
                           SP-6 Rev. 1,  1/29/2003
http://www.hanford.gov/pmm/downloads/Provisions/sp-6.pdf

8.0   List of Attachments

Attachment A - Statement of Work
Attachment B - Integrated Contractor Procurement Team (ICPT) Blanket Ordering Agreement
Attachment C - Perma-Fix Price Schedule 2005-2007


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                                  ATTACHMENT A

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.

                                STATEMENT OF WORK
                                       FOR
                         TREATMENT OF HANFORD'S MLLW-03
                              MIXED LOW LEVEL WASTE

                                       FOR
                                 CONTRACT 25003


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                                                                    Attachment A
                                                                 August 26, 2004
                                                       Statement of Work. Rev. 1
================================================================================

                                                           Statement of Work for
                            Treatment of Hanford's MLLW-03 Mixed Low-Level Waste

================================================================================

                                                              Contract No. 25003


--------------------------------------------------------------------------------
      APPROVALS                 PRINT NAME                 SIGNATURE
--------------------------------------------------------------------------------
Writer:                       Dean Nester               Signature on file
--------------------------------------------------------------------------------
Contract Specialist:          Art Broady                Signature on file
--------------------------------------------------------------------------------



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                                                                    Attachment A
                                                       Statement of Work. Rev. 1

                                STATEMENT OF WORK
                                     Rev. 1

1.0   OBJECTIVE

      The purpose of this contract between Fluor Hanford (FH) [the Buyer] and the Contractor is to provide for the treatment of mixed low-level waste
      (MLLW) contaminated with various amounts and types of Resource Conservation and Recovery Act (RCRA) and/or Toxic Substance Control Act
      (TSCA) regulated waste constituents and radioactive isotopes. The Contractor shall treat MLLW at the Contractor's facility using treatment technologies capable of making the waste compliant for disposal. The Contractor may choose the treatment method based on the physical and chemical constituents of the waste, applied waste codes, and as specified in the Land Disposal Restriction (LDR) notifications. The Contractor shall assure that the treated waste meets LDR standards and is acceptable for land disposal at the appropriate disposal site.

2.0   INTRODUCTION

      MLLW has been generated at the Hanford Site and from some offsite facilities since the early 1980s. This waste inventory resides in RCRA and/or Toxic Substance Control Act (TSCA) compliant storage units at the Hanford Site. Additionally, MLLW will be routinely generated at Hanford as a result of the on-going cleanup mission. Various Hanford Site generators are forecasted to generate additional waste that will be shipped to a Hanford storage unit or will be sent directly to the Contractor's treatment unit.

3.0   SCOPE

      3.1   Waste Description

      Waste to be treated under this contract is designated as MLLW as determined by the Hanford Site Solid Waste Acceptance Criteria (HSSWAC) (Ref: HNF-EP-0063 Latest Revision). The MLLW is regulated primarily by RCRA, TSCA, Washington Dangerous Waste and/or CERCLA regulations. The Hanford Site identifier for the specific waste Treatability Group being offered under this contract is MLLW-03 (Organic Non-Debris) and is described in the Hanford Site Mixed Waste Land Disposal Restriction Report (ref: DOE/RL-2004-07, Rev-0). The common attribute for this Treatability Group is that the waste contains organic constituents that require destruction before the waste can be disposed. The waste may also contain non-organic constituents in with the organic constituents that may require treatment.

      Additionally, on-specification and/or off-specification LLW oils meeting 40-CFR Part 279 are offered as waste to be treated under this contract.


      The following is a basic summary of the waste to be treated:

            3.1.1 Chemical/Ha:zardous Waste Characteristics

            The constituents in the waste are regulated by RCRA (Title 40 CFR), TSCA (Title 40 CFR), and the Washington Dangerous Waste regulations (WAC 173-303). The waste can contain many different waste constituents. The waste constituent types and the concentration of the constituents vary greatly between individual waste packages. Waste shipped for treatment under this Contract will have one or more of the following waste codes:

            RCRA Waste Code Groups:
                     D001-D043
                     F001-F012, F039
                     P### & U### Coded Waste
                     F020-F023 and F026-F028 (optional)*

            TSCA:
                     PCBs (various concentrations and sources) Washington
            State Waste Codes:
                     W001 (changing to WPCB)

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                                                                    Attachment A
                                                       Statement of Work. Rev. 1


              WP01-03
              WT01-02
              WSC2

            * Some of Hanford's stored MLLW is designated with F020-F023 and F026-F028 listed waste codes. Because of the treatment restrictions for this type of waste, treatment of waste containing these codes are optional in this Contract.

            3.1.2 Physical Waste Characteristics

            The physical characteristics of the waste to be provided under this contract consist of non-bulk liquids (i.e., labpacks), particulates, absorbed liquids, sludges, resins and soil matrices. The waste may also include debris waste items (e.g., plastic sheeting, gloves, metal, wood, etc.) packaged in with the non-debris waste; however, the quantity of debris waste items will be less than 50% by volume. Most of the waste packages will have some adsorbent materials (e.g., particulate, conweb-pads, pigs, etc) placed in with the waste. It is expected that some of the adsorbent material will have been in direct contact with the waste.

            Since the packages of non-bulk liquids (labpacks) have been residing in non-climate controlled storage, it is probable that some of the inner waste receptacles have leaked and/or lost integrity. In these cases, the liquids would have come into contact with the absorbents or other waste items in the package.. In these cases the absorbents or other waste items will need to be managed appropriately. Additionally, the majority of the non-bulk liquid packages do not have specific inventory sheets (package slips) depicting inner container ID numbers; or if there are inventory sheets, it is probable that the ID numbers on the inner containers are illegible do to being in storage in some cases over ten years.

            3.1.3 Radiological Waste Characteristics

            The DOE, as authorized by the Atomic Energy Act (AEA), manages the radioactive constituents in the waste. Some or all of the radiological constituents tabulated in the HSSWAC Appendix A may be present in the waste, including alpha emitting radionuclides.

            The activity concentration in individual waste packages will not exceed Category 3 limits as defined in the HSSWAC. Transuranic radionuclides in the waste matrix will not exceed 100 nCi/g (i.e., no "TRU" waste is in the scope of this Contract) as defined in the HSSWAC.

            Radiological dose rates: for waste packages shipped under this Contract, the maximum exterior surface dose rate will not exceed 100 mrem/hr. However, the dose rate of the waste inside some of these waste packages may exceed 100 mrem/hr after the waste is removed from the containers. The Contractor shall have the capability to accept and handle these wastes. If waste in a container is suspected of exceeding 200 mrem/hr, the Buyer will notify the Contractor in advance of the actual waste shipment. :For waste packages that exceed 100 mrem/hr exterior surface dose rate, the Buyer will submit a request to the Contractor for approval to ship such waste.

            3.1.4 Waste Packaging

            The waste is packaged in various sized drums ranging from 5-gal to 110-gal with 55-gal being predominate, and a few boxes up to 9.5'(0 x 5.5'(w) x 5.5'(h) in size. The waste has been packaged for storage in Hanford's Central Waste Complex (CWC). Some of the waste packages will be overpacked into larger containers due to either inner container integrity issues or to meet DOT packaging requirements. Package gross weights for drums will normally not exceed 1,000 Ibs but a few may exceed this weight. Boxes can weight up to 12,000 Ibs.

            3.1.5 LLW/MLLW Oils (On-Spec/Off-spec)

            Hanford has generated various types of oils (engine oils, hydraulic fluids, turbine oils, etc.) that either have measurable radioactivity or were generated in a radioactive contamination area and cannot be free released (i.e., no measurable radioactivity but due to a DOE moratorium the waste cannot be managed as non-radioactive). These oils will meet on-specification or off-specification used oil requirements per 40-CFR Part 279, and can be burned for energy recovery.

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                                                                    Attachment A
                                                       Statement of Work. Rev. 1


      3.2   Contractor Responsibilities

      The Contractor shall provide all treatment services (e.g., personnel, facilities, equipment, permits and licenses) necessary for proper treatment of the waste specified in Section 3.1 above.

            3.2.1 General Requirements
            The Contractor has specified the M&EC Facility located in Oak Ridge, Tennessee as being the primary receiving/treatment facility for the waste to be received under this contract. Subject facility shall be RCRA permitted by the EPA or an appropriately authorized state agency (or be operating under interim status). In addition, the Contractor's facility shall possess the necessary permits and/or authorizations to receive and treat TSCA-PCB wastes, and they shall have a Radioactive Material License from the Nuclear Regulatory Commission (or from an authorized state agency). The Contractor's facility shall be approved by the EPA to receive Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) waste which has been authorized to be managed off-unit by a CERCLA determination from the Buyer. The receiving/treatment facility shall be owned or operated by the Contractor, and the facility shall be located within the United States borders. The Contractor's treatment services shall be operated in accordance with all applicable local, state, and federal laws and regulations.

            All facilities (other than the one designated receiving/treatment facility) used during the management of the Buyer's waste will be considered a subcontractor to the Contractor (even if it is a subdivision of the primary contractor).

            o The Contractor is responsible for ensuring that subcontractors meet all requirements of this Contract.

            o The Contractor shall be responsible for manifesting and dispersing the waste to the final disposal facilities (if necessary).

            o The Contractor or their subcontractors shall sign as the generator on the new manifest.

            o The Contractor shall ensure that CERCLA waste is shipped to EPA approved CERCLA facilities.

            o Subcontractors utilized under the performance of this Contract shall meet all applicable Terms and Conditions and the limitations of this Statement of Work.

            If the Contractor revises their RCRA Treatment and Storage permit(s), Radioactive Material License(s), and/or TSCA authorizations; the Contractor shall submit these revisions to the Buyer within 15 days after the revisions occurred.

            Along with the treatment equipment and facility, the Contractor shall provide technical expertise and processes needed to successfully perform waste treatment. Required technical expertise and processes include, but are not limited to: pre-treatment waste batching, waste sorting and aggregation, size reduction, treated waste form testing, immobilization agent formulations (as applicable), sampling protocols, and process control parameters to meet treatment requirements of this contract. The Buyer will not perform pre-treatment activities to make the waste more amenable for acceptance into the Contractor's facility.

            The Contractor shall utilize treatment technologies recognized as applicable to meeting the treatment requirements/standards as specified in 40 CFR 268.40 (RCRA), 40 CFR 761 (TSCA), and WAC 173-303-140 (for waste to be disposed of in the State of Washington). Alternative and/or equivalent treatment technologies such as alternative treatment standards for hazardous debris (40 CFR 268.45), alternative LDR treatment standards for contaminated soil (40 CFR 268.49), or alternative treatment methods approved by the applicable state per RCRA 40 CFR 268.42(b) may be utilized where authorized.

            The Contractor shall receive the MLLW on an "as needed" schedule to be determined by the Buyer's Technical Representative (BTR).

            After accepting the Buyer's waste for treatment, the Contractor shall provide a final treated waste to the Buyer and/or approved disposal unit that meets the requirements of this contract.

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                                                                    Attachment A
                                                       Statement of Work. Rev. 1

            o The Contractor shall control, document and evaluate all treated waste that does not meet the requirements of this contract and provide proper corrective action at no additional cost to the Buyer.

            o The Contractor is responsible to obtain additional waste characterization information that is specific/unique to acceptance and treatment of the waste at the Contractor's facility.

            Secondary waste generated by the Contractor from the treatment of the Buyer's waste can be managed either as the Contractor's waste (Contractor responsible for disposal), processed appropriately and incorporated in with the Buyer's treated waste, or processed and packaged as its own waste stream for acceptance back at the Buyer's disposal units provided it meets the HSSWAC disposal requirements. Secondary waste that is authorized for inclusion shall be limited to step-off-pad waste, contaminated sampling equipment, treatment consumables, and radioactively contaminated packaging materials that cannot be reused/recycled. Facility generated waste such as HEPA filters, bag-house residues/equipment, mixing and size-reducing equipment, sump wastes, or other equipment which has inventories of chemical and/or radiological constituents from other then the Buyer's waste is not acceptable for disposal back at the Buyer's facilities. Other secondary waste may be included upon approval by the Buyer.


            Empty waste packages from the treatment of the Buyer's waste under this Contract shall be managed appropriately.

            o If the containers are in good condition and meet DOT transportation requirements, the Contractor may render containers RCRA "empty," and then reuse the containers for disposal of Hanford Site treated waste residues. At a minimum, all packages shall be made "empty" per RCRA 40- CFR 261.7, WAC 173-303-160 and/or 40 CFR 761.79(c) as applicable.

            o If the containers are not reused for Hanford Site treated waste residues, they can be managed either as the Contractor's waste (Contractor responsible for disposal), processed appropriately and incorporated in with the Buyer's treated waste, or processed and packaged as its own waste stream for acceptance back at the Buyer's disposal units provided it meets the HSSWAC disposal requirements.

            The Contractor shall notify the Buyer immediately if the Contractor discovers any significant manifest or shipping discrepancies upon receipt of the waste. The Contractor and Buyer must attempt to reconcile the discrepancy within ten (10) calendar days after the Contractor receives the waste. If the discrepancy cannot be resolved within this period, the Contractor shall return the waste to the Hanford Site without delay.

            The Contractor shall be responsible for all spills or leaks of waste during the performance of this Contract that occurs as a result of negligence on the part of the Contractor or the Contractor's representative. The Contractor shall notify the Buyer of all spills or leaks of the Buyer's waste to the BTR within eight (8) hours of their discovery. A written follow-up report shall be submitted to the BTR not later than seven (7) days after the initial report. The written report shall be in narrative form and, as a minimum, shall include the following:

            o     Cause of spill

            o Description of item spilled (including identity, chemical and radiological composition, profile sheet number, manifest number, etc).

            o Quantity spilled (indicate whether or not it was a Reportable Quantity Spill)

            o Exact time and location of spill, including a description of the area involved.

            o     Description of containment and cleanup procedures

            o     Level of decontamination achieved in the clean-up

            o Description of any reports made to regulatory/emergency response agencies (identify agency, contact, time of report, and content of report)

            o Description of any reports/information given to news media organizations

            o Discussion of possible long-term cleanup actions or environmental effects

            o     Certification of clean-up per 40 CFR 761 (for PCB waste)

                                                                    Attachment A
                                                       Statement of Work. Rev. 1

            3.2.2 Hanford Site Treated Waste Acceptance and Disposal
                  Requirements

            For treated waste that will be disposed at the Hanford Site, the Contractor shall produce treated waste meeting the Hanford Site disposal acceptance requirements for MLLW and/or LLW; this includes meeting the radiological stabilization and burial ground subsidence requirements. The Hanford Site disposal acceptance requirements are specified in the Hanford Site Solid Waste Acceptance Criteria (HSSWAC). This document can be found at http://ww\v.hanford.govAvastemgt/wac/.

            The Contractor shall characterize treated waste with sufficient accuracy to permit proper handling, storage, and disposal at the Buyer's site. The Contractor shall ensure that the characterization accurately documents the actual physical and chemical characteristics and radionuclide content of the treated waste during all stages of the waste management process.

            The Contractor shall have a documented methodology for meeting the applicable treatment requirements specified in this Contract. This methodology can be specified in the Contractor's RCRA treatment Permit, or by documented acknowledgement from the Washington Department of Ecology (for waste to be disposed of at Hanford), and/or the EPA; that the Contractor's treatment methodology meets the intended treatment and performance objectives. This methodology can be communicated to the Buyer in the Waste Profile submittals to the Buyer for each treated waste stream being returned to the Buyer. Radiological Disposal Requirements

            o The Contractor shall maintain the integrity of the Hanford Site's radionuclide inventory during all phases of waste shipment, storage, treatment, analysis, and treated waste return. At a minimum, the Contractor shall segregate subject waste from other clients' waste, and decontaminate treatment equipment prior to and after treating subject waste.

            o If treatment of waste by the Contractor could result in the concentration of radionuclides because the waste contains radionuclides including transuranic constituents, the Contractor shall administratively control the waste feed so that no TRU waste (i.e., greater than 100 nCi/g of . transuranic) is generated.

            o Treated waste to be disposed of at Hanford shall meet the Hanford Site radiological disposal requirements. At a minimum, Category 3 (CAT3) waste and waste exceeding mobile radionuclide trigger limits shall qualify as a stabilized waste form per HSSWAC Section 3.4.1 prior to being received by the Buyer. Greater Than Category 3 (GTC3) shall require a special analysis by the Buyer to demonstrate that the LLBG performance criteria are met.

            o Waste package dose rates shall be maintained ALARA. For treated waste packages being returned for disposal, radiological "hot spots" on the external surfaces of the waste packages shall not exceed 1000 mrem/hr on contact.

            o The concentration of radionuclides in the treated waste may be determined by either direct methods (waste analysis, non-destructive analysis) or by radionuclide material accountability (mass balance).

                  Waste Sampling & Analysis

            o The Contractor shall perform waste analysis for treated waste being certified as meeting LDR concentration-based standards. The Contractor shall perform the analysis on samples of the actual treated waste being disposed. The Contractor shall specify the sampling methodology and frequency that is used when sampling and analysis is used to determine if a waste meets LDR requirements. The sampling criteria shall meet the Contractor's Waste Analysis Plan (WAP) for waste treatment and the disposal facility's WAP for waste disposal.

            o The Contractor shall perform sampling and analysis activities in compliance with the Contractor's permits and licenses, 40 CFR 268.7 (RCRA), 40 CFR 761 Subparts M through R (TSCA), WAC 173-303 and test methods defined in EPA SW-846, Test Methods for the Evaluation of Solid Waste, Physical/Chemical Methods.

            o The Contractor shall have established a "chain of custody" procedure for laboratory analysis samples in accordance with SW-846 methods. Sample analysis reports shall be clearly traceable back to specific waste packages, shipments and manifests. An authorized representative of the Contractor shall sign and certify reports documenting laboratory analyses.

                                                                    Attachment A
                                                       Statement of Work. Rev. 1

            o The Buyer reserves the right to be present during sampling and analysis activities. Arrangements for having the Buyer present during sampling and analysis activities shall be determined during the Contractor's treatment planning stage.

            o For waste that has been treated to one of the Technology Based treatment standards specified in 40 CFR 268.40 or Alternative Treatment Standards for Hazardous Debris specified in 40 CFR 268.45, analysis of the treated waste is not required. However, the Contractor shall provide supportive evidence that the performance and/or design and operating standards have been met as a basis for LDR certification.

            Waste Verifications

            o As part of the treated waste acceptance process for waste being disposed at the Hanford Site, a percentage of the Contractor's treated waste will be physically verified prior to acceptance back for disposal. The verification rate is based on the treatment Contractor's waste acceptance performance. The initial verification rate will be established upon the Contractor's submittal of each treated waste Profile. This rate can decrease or increase depending on the Contractor's evaluated performance.

            o The Contractor shall provide assistance to the Buyer with verification of container contents prior to processing the waste in an "unverifiable waste form" (e.g., grouting, packaging into shield containers...etc). TheTh Contractor shall provide a one (1) month notice prior to verification activities to ensure availability of verification personnel. Notification less than one (1) month may result in a delay of work due to scheduling conflicts.

            o The Buyer's personnel will strictly comply with all applicable Contractor safety requirements while performing work at the Contractor's facility. The Buyer and the Contractor shall both have the authority to "stop work" whenever a significant safety concern is identified. Should this occur, a job hazard analysis shall be performed to identify and mitigate hazards specific to the verification work activity. A copy of the job hazard analysis report shall be provided to the BTR before waste verification work begins.

            Final Treated Waste Certification

            o The Contractor shall certify that each batch or lot of treated waste meets the requirements set-forth in this Contract. The Contractor shall submit to the Buyer a treated waste certification shipment package for each shipment of treated. At a minimum, the shipment package shall include the Container Data Sheets (CDSs), LDR Notification/Certification, waste designation sheets/rationale, analysis data (as applicable), and acceptable knowledge information supporting LDR Certifications. The Buyer will accept or reject the waste certification shipment package within fifteen (15) working days from the time the waste documentation package is received by the Buyer. Upon approval of the waste certification shipment package, the Buyer will issue the Contractor a shipment authorization (referred to as the R356 Form).

            Treated Waste Transportation

            o The Contractor is responsible for the transportation of the treated waste. This includes waste packaging, preparing shipping documentation, arraigning for a shipping transporter, loading the waste, and authorizing the shipment.

            o     Shipments shall be in full compliance with DOT requirements.

            o Shipping containers shall be in good condition free of scaling rust, dents, creases, loose lid fastener components, and meet radiological acceptance requirements for the Hanford Site.

            o Every waste package shall be at least 90% full and be properly closed. Treated waste packages shall be of size, shape and weight that can be readily/safely lifted and moved by means of conventional forklift type vehicles. The maximum gross weight of a package shall not exceed 16,000 pounds.

            o The Buyer requires a minimum thirty (30) days notice from the Contractor to schedule the shipment into the Buyer's facilities. Shipments cannot be scheduled into Hanford until the Buyer has approved the Contractor's shipment documentation. The Buyer's facilities are open to ship and receive waste between the hours of 8:00 am to 3:00 pm Monday through Thursday and on

                  Fridays on a limited basis. To allow for enough time to offload inbound waste shipments, the latest time that a shipment will be allowed to enter the Hanford Site is 2:00 pm. The Contractor may request to make treated waste shipments at other times upon Buyer approval.

            o The Buyer will notify the Contractor immediately if upon receipt inspection of the treated waste the Buyer discovers any significant manifest or shipping paper discrepancy. The Contractor and Buyer must attempt to reconcile the discrepancy within ten (10) calendar days after receiving the treated waste. If the discrepancy cannot be resolved within this period, the Buyer has the right to return the waste back to the Contractor.

      3.3   Buyer (FH) Responsibilities

            The Buyer will furnish or cause to be furnished to the Contractor, without cost, the following services:

            o The Buyer will prepare shipment documentation for each shipment of waste sent to the Contractor. The Contractor may review and approve shipment documentation prepared by the Buyer as necessary with in one week of submittal to the Contractor, and prior to the waste leaving the Hanford Site.

            o The Buyer will arrange the transportation for waste being shipped to the Contractor's treatment unit(s). Loading and securing the waste will be done at the Hanford Site utilizing Site personnel (Operators, Radiation Control Technicians, craft, Shipper, etc.) in accordance with all local, state, and federal transportation regulations. The Contractor shall identify to the Buyer all-applicable transportation permits for receipt of the waste into the Contractor's treatment unit(s).

            o The Buyer will review the waste designation/characterization information of each waste package prior to shipping the waste to the Contractor. The Buyer is responsible for providing waste characterization information needed to meet Department of Transportation (DOT), RCRA, TSCA, and Washington State Dangerous Waste Regulation requirements.

            o The Buyer may ship waste to the Contractor from various locations at the Hanford Site. Shipments would be full tractor-trailer loads to the extent possible. The Contractor shall be capable of receiving all the various waste types specified in this contract on a regular basis in order to accommodate waste that needs to be shipped from less-than-90-day accumulation areas at the Hanford Site. The Buyer will ship waste with the same or similar treatment requirements together when it is possible to do so. The Buyer will use waste shipment campaigns for larger waste streams that originate from the Hanford Site TSDs. The Contractor and the Buyer will jointly establish and maintain the treatment schedules.

            o The Buyer will provide LDR Notifications/Certifications, Uniform Hazardous Waste Manifest and Radioactive Waste Manifest (NRC 540/541) for each waste shipment. The Buyer may also provide additional shipment documentation required for unit specific acceptance requirements in the Contractor's RCRA/TSCA Permit(s) and/or Radioactive Material License (RML). The Buyer will submit an electronic copy of the NRC 541, and electronic data files covering basic physical, chemical, radiological and packaging attributes of the waste on a shipment. The electronic data files will be in Microsoft Excel and be submitted via internet email.

            o The Buyer will provide the Contractor with the estimated invoicable pre-treatment waste volume (m3) of each waste package offered for treatment. For this Contract, waste volumes to be treated will be based on the nominal capacity of the primary waste containers at the time waste is consigned to the treatment Contractor. Volumes will be specified on the applicable shipping or pre-notification paperwork. Overpacked containers used solely to meet shipping requirements are not considered to be the primary container. See the following examples for typical container waste volumes (not all inclusive):

                  55-Gal Drum: ...........................   0.208 cubic meters

                  85-Gal Drum: ...........................   0.322 cubic meters

                                                                    Attachment A
                                                       Statement of Work. Rev. 1

                  4'x4'x8' Metal Box: ......................  3.40 cubic meters

                  B-25 Box (nominally 4'x4'x6') ............  2.55 cubic meters
                  55-Gal Drum packaged into a 85-gal
                  salvage overpack ......................... 0.208 cubic meters

            o If waste in a container is suspected of exceeding 200 mrem/hr, the Buyer will notify the Contractor in advance of the actual waste shipment. For waste packages that exceed 100 mrem/hr exterior surface dose rate, the Buyer will submit a request to the Contractor for approval to ship such waste.

            o The Buyer will properly package, mark, and label all wastes covered by the Contract prior to waste pickup by the Contractor. DOT compliance is rigidly enforced and is expected of the Contractor and all transporters.

            o The Buyer's Transportation Department will inspect and validate all waste shipments and sign the manifest.

      3.4   Buyer Provided Equipment or Materials

            None

      3.5   Critical Assumptions

            The tasks and deliverables described in this Statement of Work are based on the following assumptions:

            o The Contractor shall provide all treatment services necessary for the proper treatment of the waste as described in Sections 3.1.

            o The Buyer will not perform pre-treatment or additional waste analysis activities to make the waste more amenable for acceptance into Contractor's facility.

            o Non-bulk liquid packages may not have specific inner container inventory sheets; however, overall waste package inventory summaries will be provided to the Contractor.

            o The Buyer will provide the Contractor with a very broad mix of physical and chemical waste types for treatment.

            o The treated waste will be returned to the Buyer in accordance with Section 3.2.2 (exception: treatment residues from the Contractor's DSSI unit will be disposed of per the Contractor's commercial disposal contracts.

            o Transportation of the waste to the Contractor's facility is the responsibility of the Buyer.

            o Transportation of the treated waste to the disposal unit is the responsibility of the Contractor.

      3.6   DOE Requirements, National Consensus Codes and Standards

            o 10 CFR 830.122, Nuclear Safety Management, Subpart A, General Provisions, Section 830.122, Quality Assurance Criteria.

            o 10 CFR 1021 Department of Energy, National Environmental Policy Act Implementing Procedures.

            o     40 CFR, U.S. Environmental Protection Agency Regulations.

            o 49 CFR Subchapter C, Sections 171-180, U.S. Department of Transportation, Hazardous Materials Regulation.

            o AEA, Atomic Energy Act of 1954, as amended, 42 USC 2011, et seq.

            o EPA, SW-846 Test Methods for the Evaluation of Solid Waste, Physical/Chemical Methods, U.S. Environmental Protection Agency, Most Current Version.

            o RCRA, Resource Conservation and Recovery Act of 1976, 42 USC 6901 et seq.

            o WAC 173-303, State of Washington Administrative Code "Dangerous Waste Regulations," as amended.

            o CERCLA, Comprehensive Environmental Response, Compensation and Liability Act. (40 CFR 300).

            o     TSCA, Toxic Substance Control Act. (40 CFR 761)

                                                                    Attachment A
                                                       Statement of Work. Rev. 1

            o RCRA, Resource Conservation and Recovery Act of 1976, 42 USC 6901 et seq.

            o WAC 173-303, State of Washington Administrative Code "Dangerous Waste Regulations," as amended.

            o CERCLA, Comprehensive Environmental Response, Compensation and Liability Act. (40 CFR 300).

            o     TSCA, Toxic Substance Control Act. (40 CFR 761)

      3.1   Fluor Hanford Documents and Project Specific Specifications

            Fluor Hanford, HNF-EP-0063, Revision 10, Hanford Site Solid Waste Acceptance Criteria, Fluor Hanford, Richland, Washington, February 2004, or most recent revision applies (available on the Internet at http://www.hanford.gov/wastemgt/wac).

      3.2   Configuration Management Requirements

            Changes and/or modifications to this SOW are controlled through Fluor Procurement Department and internal procedures.

      3.3   Work Control Requirements

            N/A - Offsite work activity. Onsite interfaces are controlled by existing internal FH Procedures.

      3.4   Site Requirements

            If the Contractor needs to visit the Hanford Site, the Buyer will provide Hanford Site specific training (e.g., HGET, FEHIC) to representatives of the Contractor to allow access to the Hanford Site and specific Buyer's facilities that are utilized in Contract performance. Access to the Hanford Site requires a Site access badge. The Buyer will arrange for temporary access badges for Contractor representatives when required.

      3.5   Contractor Personnel Requirements

            The Contractor shall provide technical expertise and processes needed to successfully perform waste treatment. Technical expertise and processes include, but are not limited to:

            o     Pre-treatment waste batching,

            o     Treated waste form testing,

            o     Immobilization agent formulations (as applicable),

            o     Sampling protocols, and

            o     Process control parameters.

            The Contractor's transportation personnel shall be trained in proper waste handling procedures, personal protection, regulatory compliance, and spill emergency response. The Contractor personnel shall be responsible for properly securing and transporting the waste in accordance with all State and Federal transportation regulations.

            The Contractor shall develop, implement, and maintain a written Training Plan that complies with 40 CFR 260-279 and the Contractor's governing permits and license. The Contractor shall maintain adequate staff that is trained to the requirements of the training plan to accomplish the requirements of this Contract.

            The Contractor shall provide facility specific training to representatives of the Buyer to allow access to the Contractor's facility where the treatment services are being performed (on an as needed basis, e.g., Waste Verifiers).

                                                                    Attachment A
                                                       Statement of Work. Rev. 1

            3.12.3 Radiological Requirements

            Radiological controls for the Onsite interfaces are implemented by existing internal procedures. The Contractor shall implement their radiological controls through their Radioactive Material License and internal procedures.

            3.12.4 Quality Requirements

            The Contractor shall develop, implement, and maintain a written Quality Assurance Program (QAP) that complies with 10 CFR 830.122, Quality Assurance Criteria. The Contractor shall submit a copy of their Quality Assurance Program Plan (QAPP) to the Buyer upon proposal submittal to the Buyer.

            o The Contractor shall require sub-tier contractors, if any, to meet Quality Assurance Program requirements specified above that are applicable to the scope of subcontracted work. This "flow down" of requirements shall be documented in procurement documents between the Contractor and sub-tier contractor.

            o Laboratories utilized by the Contractor for waste analysis under this Contract shall have a fully documented and implemented Quality Assurance Program Plan (QAPP) as specified under the requirements of SW-846. The Buyer may request a copy of the laboratory's QAPP from the Contractor for review.

            o For treated waste disposed at Hanford, the laboratory(ies) utilized for treated waste analysis under this Contract shall be Washington State certified. The Contractor shall submit a copy of the laboratory(ies) Washington State certification to the Buyer when submitting laboratory analysis data for treated waste shipments (as applicable).

            o Non-Conformance Reports shall be developed that details the control, evaluation, and corrective action for treated waste that is found to not meet the requirements of this Contract after initial treatment. The Contractor shall generate a non-conformance report within fifteen (15) working days for each container, lot or batch that is determined to not comply with the requirements of the Contract. The Contractor shall describe methods to disposition the non-conforming material and prevent repeated incidents of non-conformance in the report. A copy of the non-conformance reports, and the results of the follow-up actions, will be transmitted to the Buyer within five (5) working days of the completion of the report. The Buyer's concurrence with the disposition of the non-conforming material is required prior to shipment of the treated waste to the Buyer.

4.0   DELIVERABLES, REPORTING REQUIREMENTS, and COORDINATION MEETINGS

      4.1   Deliverables and Acceptance Requirements

      The treated waste residues shall be returned back to the Buyer in full compliance with the Hanford Site waste acceptance disposal and/or storage requirements (as applicable). As an alternative, if the agreed upon disposal facility for the treated waste is another DOE-approved facility, the Contractor shall meet the waste acceptance criteria for the alternative disposal facility.

      4.2   Coordination Meetings and Reporting Requirements

      The Buyer and Contractor shall meet (in person or via telecom) at a minimum once a month to discuss technical and contractual issues. During subject meeting, the Contractor shall update the Buyer on the treatment schedule and when they anticipate needing Buyer verifications to be performed and the submittal of treated waste shipment documentation to the Buyer for approval. Other data submission may be required which are mutually agreed upon between the Buyer and Contractor as the performance of the work is progressing.

5.0   SCHEDULE

      The performance periods for this Contract are as follows:

      o     Base Contract: October 1, 2004 through September 30, 2006.

                                                                    Attachment A
                                                       Statement of Work. Rev. 1

      o     FY2007 Option Year: October 2006 through September 30, 2007.

      The Contractor shall treat and return the treated waste residues back to the Buyer within nine (9) months of initial receipt of the waste at the Contractor's facility. For waste treated at the Contractor's DSSI unit, the Contractor shall have treated and submitted the corresponding Certificate of Destruction to the Buyer within nine (9) months of initial receipt of the waste at the Contractor's facility.

6.0   ADMINISTRATIVE

      The Contractor shall work with the Buyer to establish and maintain a monthly treatment schedule that accommodates the Buyer's waste treatment requirements for the Contract performing periods. The treatment schedule shall depict, at a minimum, when treatment of the Buyer's waste is expected to take place, when treated waste verifications by the Buyer will be needed, and when treated waste shipment documentation submittals will take place. The Contractor shall submit an updated schedule to the Buyer during the first week of each month.

      The Buyer participates in the Department of Energy's Consolidated Audit Program (DOECAP) audit process and relies on DOECAP audits to establish approved TSDFs for the DOE Complex to utilize. Currently, the Contractor is qualified as a treatment provider under DOECAP. However, the Buyer reserves the right to inspect and/or audit the Contractor's and subcontractor's facilities should a safety or regulatory incident(s) occur that affects the Buyer's waste. The Contractor shall allow the Buyer access to their facilities and personnel to support the inspection and/or audit. Resulting inspection and audit reports may be shared with the DOE. Depending on the nature of the safety or regulatory incident(s), the inspection and/or audit may invoke corrective actions which could force a work stoppage on the Buyer's waste. The Contractor could be required to perform corrective actions before additional waste from the Buyer is treated or returned back to the Hanford Site for disposal. Should the safety or regulatory incident(s) be of a significant level or severity, the Buyer reserves the right to terminate this Contract, in whole or in part, for convenience or default pursuant to the Termination provisions in the Contract.

      Records and Reports

      o The Contractor shall maintain all records associated with the Buyer's wastes (including but not limited to Contractor's sample analysis results) using a method compliant with the requirements specified in 40 CFR 260-279, and all other applicable federal, state, or local regulations. All documents, procedures, and applicable requirements for record keeping are subject to audit by the Buyer.

      o The Contractor shall establish and maintain a historical record of waste received, generated, treated, stored, and shipped at the facilities under its cognizance. The data maintained shall include all data necessary to show that the waste was properly classified, treated, stored, and shipped. The data maintained in the system shall be based on the data recorded on waste manifests. At a minimum, the following data will be included for each container of waste:

            >     Waste physical and chemical characteristics;

            > Weight of the waste (total of waste and any solidification or absorbent media);

            > Other data necessary to demonstrate compliance with waste acceptance criteria;

            >     Major radionuclides and their concentrations;

            > Packaging date, package gross weight, and nominal package volume;

            > All analytical and test data needed to verify treated waste performance for certification and disposal.

      o The Contractor shall maintain waste manifest records for waste received by the Contractor and for treated waste returned back to the Buyer and/or approved disposal unit. The Contractor shall keep waste manifests as permanent records.

Submittal Register: Treatment of Hanford's MLL W-03 Mixed Low-Level Waste, FH Contract #25003

The Contractor shall meet the required schedule and provide the documents specified in accordance with the following submittals.

------------------------------------------------------------------------------------------------------------------------------------
1.           2.         3.         4.         5.           6.
Submittal    No. of     Submittal  Format     Document      Description / Document Title
No.          Copies*    Type                  Family(ies)

------------------------------------------------------------------------------------------------------------------------------------
1            E          ACC        Gen        PROJ         The Contractor shall notify the Buyer immediately if the Contractor discovers any significant manifest or shipping discrepancies upon receipt of the waste.
------------------------------------------------------------------------------------------------------------------------------------
2            E          ACC        Gen        PROJ         The Contractor shall notify the Buyer of all spills or leaks of the
                                                           Buyer's waste within eight (8) hours of discovery. A written follow-up report shall be submitted to the BTR not later than seven (7) days after the initial report.
------------------------------------------------------------------------------------------------------------------------------------
3            E          APP        PDF        PROJ         The Contractor shall certify that each batch or lot of treated waste meets the requirements set forth in this Contract. The Contractor shall submit to the Buyer a treated waste certification shipment package for each shipment of treated waste. At a minimum, the shipment package shall include the Container Data Sheets (CDSs), LDR
                                                           Notification/Certification, waste designation sheets/rationale, analysis data (as applicable), and acceptable knowledge information supporting
                                                           LDR Certifications.
------------------------------------------------------------------------------------------------------------------------------------
4            E          APP        Gen        PROJ         Within fifteen (15) days after the treated waste has been disposed, the
                                                           Contractor shall submit to the Buyer a Certificate of Treatment,
                                                           Disposal, or Destruction (CT/D) signed by an authorized officer of the company.
------------------------------------------------------------------------------------------------------------------------------------
5            1          ACC        Gen        QAC          The Contractor shall submit a copy of the laboratory(ies) Washington
                                                           State certification to the Buyer when submitting laboratory analysis data for treated waste shipments (as applicable).

------------------------------------------------------------------------------------------------------------------------------------
6            E          APP        Gen        QAC          The Contractor shall generate a non-conformance report within fifteen
                                                           (15) working days for each container, lot or batch that is determined to not comply with the requirements of the Contract. The Contractor shall describe methods to disposition the non-conforming material and prevent repeated incidents of non-conformance in the report. A copy of the non-conformance report, and the results of the follow-up actions, will be transmitted to the Buyer within five (5) working days of the completion of the report. The Buyer's concurrence with the disposition of the non-conforming material is required prior to shipment of the treated waste to the Buyer.
------------------------------------------------------------------------------------------------------------------------------------
7            E          ACC        PDF        PROJ         The Contractor shall submit a monthly treatment schedule to the Buyer.




------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
 7.           8.              9.
 Submittal     Buyer Review   SOW
 Date         Time (Work      Paragraph or
 (Calendar    Days)           Req.
 Days)                        Reference
--------------------------------------------
 As Required  10 days         3.3.1
 Per incident

--------------------------------------------
 As           10 days         3.3.1
 Specified
 in the SOW

--------------------------------------------
 For each     15 days         3.3.2
 treated
 waste
 shipment




--------------------------------------------
 1 5 days     n/a             3.3.3
 after waste
 has been
 disposed
--------------------------------------------
 For each     15 days         3.14.4
 treated
 waste
 shipment
--------------------------------------------
 For each     5 days          3.14.4
 treated
 waste-non-conformance







--------------------------------------------
 Monthly      5 days          6.0
 during the
 Contract
 performance
 periods.
--------------------------------------------

                                  ATTACHMENT B

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.

                     INTEGRATED CONTRACTOR PROCUREMENT TEAM
                               (ICPT) PROVISIONS

                                      FOR
                                 CONTRACT 25003

Contract No. 25003                        Perma-Fix Environmental Services, Inc.
                                                                 August 24, 2004

                                  ATTACHMENT B

                            BASIC ORDERING AGREEMENT
         GENERAL TERMS AND CONDITIONS FOR COMMERCIAL ITEMS AND SERVICES
                             DOE CONTRACTORS (05/01)

1. DEFINITIONS

      The following terms shall have the meanings below:

      (a) Government means the United States of America and includes the U.S. Department of Energy (DOE) or any duly authorized representative thereof.

      (b) Seller means the person or organization that has entered into this Basic Ordering Agreement (BOA).

      (c) Company means any DOE Contractor and authorized Subcontractor utilizing the BOA.

      (d) Item means "commercial items or services" and "commercial component", as defined in FAR 52.202-1.

      (e) Order means individual requests for Items or Services (hereinafter referred to as "Item") issued under this BOA.

      (f) Authorized Subcontractor means a subcontractor holding an active subcontract issued by a DOE Contractor.

      (g) BOA Procurement Representative means the person responsible for negotiating and administrating the BOA

      (h) Order Procurement Representative means the person responsible for negotiating and administration of the respective Order.

      (i) Site Specific Terms and Conditions means those unique requirements of the Company issuing Orders under this BOA which will supplement these general terms and conditions.

 2. ORDER OF PRECEDENCE

      Any inconsistencies shall be resolved in accordance with the following descending order of precedence: (1) item description, (2) face of the Order, (3) Site Specific Terms and Conditions, (4) face of the BOA, and
      (5) the BOA general terms and conditions.

 3. TITLE AND ADMINISTRATION

      All property rights and interests resulting from this BOA and Orders shall pass directly from Seller to the Government. Company shall make payments under Orders from funds advanced by the Government and agreed to be advanced by DOE, and not from its own assets. The Company may assign the BOA and Orders to DOE or its designee, and in case of such transfer and notice thereof to Seller, Company shall have no further responsibilities hereunder.

4. ACCEPTANCE OF TERMS AND CONDITIONS

      Seller, by signing the BOA or Orders or delivering the items identified therein, agrees to comply with all the terms and conditions, all specifications and all other documents that this BOA or Order incorporates by reference or attachment. Company hereby objects to any terms and conditions contained in any acknowledgment of the BOA or Order that are different from or in addition to those

Contract No. 25003                        Perma-Fix Environmental Services, Inc.
                                                                 August 24, 2004

      mentioned in this document. Failure of Company to enforce any of the provisions of the BOA or Order shall not be construed as evidence to interpret the requirements of the BOA or Order, nor a waiver of any requirement, nor of the right of Company to enforce each and every provision. All rights and obligations shall survive final performance of the BOA or any Order thereunder.

 5. WARRANTY

      Seller expressly warrants that items delivered under the Orders shall be in accordance with Seller's affirmation, description, sample, or model and compliant with all requirements of the BOA and Order. The warranty shall begin upon acceptance and extend for a period of (1) the manufacturer's warranty period or six months, whichever is longer, if Seller is not the manufacturer and has not modified the item or (2) one year or the manufacturer's warranty period, whichever is longer, if Seller is the manufacturer, of the item or has modified it. If any nonconformity with the item appears within that time, Seller shall promptly repair or replace such items or reperform services. Transportation of replacement items and return of nonconforming items and repeat performance of services shall be at Seller's expense. If repair or replacement or reperformance of services is not timely, Company may elect to return the nonconforming items or repair or replace them or reprocure the services at Seller's expense. Any implied warranty of merchantability or fitness for a particular purpose is hereby disclaimed.

 6. ASSIGNMENT

      Seller shall not assign rights or obligations to third parties without the prior written consent of Company. However, Seller may assign rights to be paid amounts due or to become due to a financing institution if Company is promptly furnished written notice and a signed copy of such assignment. Payments to an assignee shall be subject to set off or recoupment for any present or future claims of Company against Seller.

 7. NEW MATERIALS

      Unless otherwise specified in the BOA or Order, all items delivered shall consist of new materials. New is defined as previously unused which may include residual inventory or unused former Government surplus property. This does not include the use of recycled or recovered material as defined by the Environmental Protection Agency in 40 CFR 247.

 8. TRANSPORTATION

      Transportation shall be "FOB Origin" unless specified otherwise in the Order and no insurance cost shall be allowed unless authorized in writing on the specific Order. The bill of lading shall indicate that the transportation is for the Government and is subject to the standard Government bill of lading terms and any special rates or charges.

9. RISK OF LOSS

      Where Company is liable to Seller for loss of conforming items occurring after the risk of loss has passed to Company, Company shall pay Seller the lesser of (1) the agreed price of such items, or (2) Seller's cost of replacing such items. Such loss shall entitle Seller to an equitable extension in delivery schedule obligations.

10. PAYMENT

      Unless otherwise provided, terms of payment shall be Net 30 days from the latter of (1) receipt of Seller's proper invoice, if required, or (2) delivery (and acceptance, if required by the Order) of items/completion of work. Any offered discount shall be taken if payment is made within the discount period that Seller indicates. Payments may be made either by check, purchase card or electronic funds transfer, at the option of Company. Payment shall be deemed to have been made as of the date of mailing or the date on which an electronic funds transfer was made. Not withstanding anything

Contract No. 25003                        Perma-Fix Environmental Services, Inc.
                                                                 August 24, 2004

      therein, the Company shall be entitled at any and all times to set off against any amounts payable by the Company hereunder any amount owing from Seller to the Company under Orders or any subcontracts with Seller.

 11. COMPLIANCE WITH LAWS

      (a) Seller shall comply with all applicable federal, state, and local laws and ordinances and all pertinent orders, DOE directives, rules, and regulations (including DOE regulations) and such compliance shall be a material requirement of this BOA and resulting Orders. Seller warrants that each chemical substance constituting or contained in items furnished under this BOA is on the list of substances published by the Administrator of the Environmental Protection Agency pursuant to the Emergency Preparedness and Community Right-to-Know Act and Toxic Substances Control Act as amended. With each delivery Seller shall provide Company any applicable Material Safety Data Sheet as required by the Occupational Safety and Health Act and applicable regulations including, without exception, 29 CFR 1910.1200.

      (b) Seller shall include this clause in all subcontracts, at any tier, involving the performance of this BOA.

12. TERMINATION FOR CAUSE

      (a) Only the Company issuing the BOA may terminate the BOA for cause, in whole or in part, if the Seller fails to comply with any of the terms of the BOA, or fails to provide adequate assurance of future performance. Only the Company issuing any Order may terminate the Order for cause, in whole or in part, if Seller fails to comply with any of the terms of the Order or fails to provide adequate assurance of future performance. In either event, the Company shall not be liable for any amount for items not accepted.

      (b) If the BOA or any Order is terminated for cause, the Company may require Seller to deliver to the Company any supplies and materials, manufacturing materials, and manufacturing drawings that Seller has specifically produced or acquired for the terminated portion of the BOA or Order. The Company shall pay the agreed-upon price for completed items delivered and accepted. The Company and Seller shall agree on the amount of payment for all other deliverables.

      (c) Seller shall not be liable to Company for delays in performance occasioned by causes beyond Seller's reasonable control and without its fault or negligence.

      (d) The rights and remedies of the Company in this clause are in addition to any other rights and remedies provided by law or under the BOA or resulting Order.

 13. BANKRUPTCY

      If Seller enters into any proceeding relating to bankruptcy, it shall give written notice via certified mail to the BOA Procurement Representative within five days of initiation of the proceedings. The notification shall include the date on which the proceeding was filed, the identity and location of the court and a listing of the BOA and Order numbers for which final payment has not been made.

 14. TAXES

      Taxes shall be collected and paid in accordance with the Site Specific Terms and Conditions of the respective Order.

15. CHANGES

      (a) The Company issuing the BOA reserves the right to make changes within the general scope of the BOA by issuance of a unilateral change order, or by a bilateral modification to the BOA. The Company issuing the Order reserves the right to make changes within the general scope of the Order by issuance of a unilateral change order or by a bilateral modification to the Order. Such changes may

Contract No. 25003                        Perma-Fix Environmental Services, Inc.
                                                                 August 24, 2004

      include, without limitation, changes in (1) the description of the item,
      (2) the quantities of items ordered, (3) the method of shipment or packaging, and (4) the time or place of delivery, inspection, or acceptance. The Seller shall promptly comply with any such change made by the Company. If any change affects the cost of or the time required for performance, an equitable adjustment to the price and/or delivery requirements and other affected provisions of the BOA or any Order shall be made by the parties in a bilateral modification. Any claim for adjustment by Seller must be made within 30 days from the date of receipt of Company's change notice, although Company in its sole discretion may receive and act upon any claim for adjustment at any time before final payment.

      (b) Only the BOA Procurement Representative is authorized on behalf of Company to issue changes whether formal or informal to the BOA. Only the Order Procurement Representative is authorized on behalf of Company to issue changes whether formal or informal to the respective Order. If Seller considers that any direction or instruction by Company personnel constitutes such a change Seller shall not rely upon such instruction or direction without written confirmation from the BOA Procurement Representative or the Order Procurement Representative, as the case may be. Nothing in this clause, including any disagreement with Company about the equitable adjustment, shall excuse Seller from proceeding with the agreement as changed.

 16. TERMINATION FOR CONVENIENCE

      The Company issuing the BOA may, in its sole discretion, terminate the BOA, or may terminate the fabrication of all or any portion of the items not then completed, at any time, by giving the Seller a written notice of termination. The Company issuing the Order may, in its sole discretion, terminate the order, or may terminate the fabrication of all or any portion of the items not then completed, at any time, by giving the Seller written notice of termination. Upon receipt of a notice of termination, the Seller shall, unless the notice requires otherwise, discontinue all performance on the date and to the extent specified in the notice, and shall otherwise minimize costs to the Company. Payment for items already completed or in the process of completion, shall be adjusted between the Seller and the Company in a fair and reasonable manner, but such payment shall exclude any allowance for the uncompleted portion of the items, or any anticipated profits thereon. Such payment for items already completed or in the process of completion shall be the total compensation due to the Seller for termination at will by the Company.

 17. SUSPENSION

      The Company issuing the BOA may, for any reason, direct the Seller to suspend performance of any part of or all of the performance of the BOA for an indefinite period of time. The Company issuing the Order may, for any reason, direct the Seller to suspend performance of any part of or all of the performance of the Order. If any such suspension significantly delays the progress of or causes the Seller additional direct expenses in the performance of the BOA or any Order, not due to the fault or negligence of the Seller, the compensation to the Seller shall be adjusted by a modification to the BOA or any Order and the time of performance shall be extended by the actual duration of the suspension. Any claim by the Seller for compensation of a schedule extension must be supported by an appropriate document asserted within ten (10) days from the date an order is given to the Seller to resume the performance of the BOA or any Order.

18. INCORPORATION BY REFERENCE

      The BOA incorporates certain clauses by reference. These clauses apply as if they were incorporated in their entirety. For Federal Acquisition Regulation (FAR) provisions incorporated by reference, "Contractor" means Seller and "Contracting Officer" means the Company BOA Procurement Representative. The FAR clauses may be obtained from the Company upon request.

Contract No. 25003                        Perma-Fix Environmental Services, Inc.
                                                                 August 24, 2004


The following clauses are incorporated by reference:


      FAR 52.219-8 Utilization of Small Business Concerns (OCT 200)


      FAR 52.222-26 Equal Opportunity (Feb 1999), (The required poster is available at:
      http://vwvw.dol.gov/dol/esa/public/regs/compliance/posters/eeo.htm)


      FAR 52.222-35 Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (APR 1998), and

      FAR 52.222-36 Affirmative Action for Workers with Disabilities (June 1998)


      FAR 52.227-3 Patent Indemnity FAR 52.227-9 Commercial Computer Software


      FAR 52.222-21 Prohibition of Segregated Facilities (Feb 1999)


                                 END OF DOCUMENT

                                  ATTACHMENT C

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
                          PRICE SCHEDULE FOR 2005-2007
                                       FOR
                                 CONTRACT 25003

                                                   Attachment C
                                               Fluor Contract 25003
-------------------------------------------------------------------------------------------------------------------------------
                                             Base Period Pricing Sheet
-------------------------------------------------------------------------------------------------------------------------------
MLLW-03 Mixed Low-Level Waste
-------------------------------------------------------------------------------------------------------------------------------
                       Base Price                             Surcharge     Total Unit Cost
  Physical State        ($/m3)             Sub-Type           ($/m3)            ($/m3)        Waste Vol (m3)    Total Cost ($)
------------------- ---------------- -------------------- ---------------- ----------------- ---------------- -----------------
 Non-Bulk Liquids         ***               None                ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                            TSCA                ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                          Oxidizers             ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                          Reactives             ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                           TSCA-Ox              ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                           TSCA-Re              ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                            Ox-Re               ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                         TSCA-Ox-Re             ***              ***
------------------- ---------------- -------------------- ---------------- ----------------- ---------------- -----------------
      Solids              ***               None                ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                            TSCA                ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                          Osidizers             ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                          Reactives             ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                           TSCA-Ox              ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                           TSCA-Re              ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                            Ox-Re               ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                         TSCA-Ox-Re             ***              ***
-------------------------------------------------------------------------------------------------------------------------------

MLLW/LLW Oils
-------------------------------------------------------------------------------------------------------------------------------
                       Base Price                             Surcharge     Total Unit Cost
  Physical State        ($/m3)             Sub-Type           ($/m3)            ($/m3)        Waste Vol (m3)    Total Cost ($)
------------------- ---------------- -------------------- ---------------- ----------------- ---------------- -----------------
Bulk and Non-Bulk         ***               None                ***              ***
     Liquids
-------------------------------------------------------------------------------------------------------------------------------

Other Waste Treatment Category
-------------------------------------------------------------------------------------------------------------------------------
                       Base Price                            Surcharge      Total Unit Cost    Waste Weight
   Physical State        ($/Kg)           Sub-Type             ($/Kg)            ($/Kg)            (Kg)         Total Cost ($)
------------------- ---------------- -------------------- ---------------- ----------------- ---------------- -----------------
Elemental Mercury         ***               None                ***              ***
-------------------------------------------------------------------------------------------------------------------------------

Surcharges
-------------------------------------------------------------------------------------------------------------------------------
                                                           Activity Tier                          Isotope
    Radioactivity Surcharges[1]            Isotope              (Ci)       Surcharge ($/m3)    Activity (Ci)    Total Cost ($)
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                      Tritium (S/Ci per         <1               ***
                                          package)
                                                          ---------------- ----------------- ---------------- -----------------
                                                              1 to 10            ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                             11 to 54            ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                                >54              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                       Carbon-14 ($/Ci          <1               ***
                                        per package)
                                                          ---------------- ----------------- ---------------- -----------------
                                                             1 to 10             ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                             11 to 54            ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                                >54              ***
--------------------------------------------------------- ---------------- ----------------- ---------------- -----------------
              High Mercury (Hg) Surcharges                      Hg         Surcharge ($/kg)   Waste Weight     Total Cost ($)
                                                           Concentration                          (Kg)
                                                           Tier (mg/kg)
                                                          ---------------- ----------------- ---------------- -----------------
                                                             260 - 2000          ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                            2001 - 4000          ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                            4001 - 6000          ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                            6001 - 8000          ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                            8001 - 10000         ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                           10001 - 15000         ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                           15001 - 20000         ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                           20001 - 25000         ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                           25001 - 35000         ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                           35001 - 50000         ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                           50001 - 65000         ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                           65001 - 80000         ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                           80001 - 100000        ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                          100001 - 150000        ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                          150001 - 200000        ***
------------------------------------ -------------------- ---------------------------------- ---------------- -----------------

Empty Container Handling Surcharges    Container Size         Surcharge (per container)          No. of        Total Cost ($)
                                     -------------------- ---------------------------------- ---------------- -----------------
                                        <=55 Gal Drum                    ***
                                     -------------------- ---------------------------------- ---------------- -----------------
                                         85-Gal Drum                     ***
                                     -------------------- ---------------------------------- ---------------- -----------------
                                        110-Gal Drum                     ***
                                     -------------------- ---------------------------------- ---------------- -----------------
                                      B-25 Box (4x4x6)                   ***
                                     -------------------- ---------------------------------- ---------------- -----------------
                                      B-25 Box (4x4x8)                   ***
                                     -------------------- ---------------------------------- ---------------- -----------------
                                          Metal Box                      ***
                                         (9x5.5x5.5)
                                     -------------------- ---------------------------------- ---------------- -----------------
                                         >12,500 lbs                     ***
------------------------------------ -------------------- ---------------------------------- ---------------- -----------------

   Transportation Surcharges[2]           Activity                    Surcharge                 Quantity       Total Cost ($)
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                       Transportation                    ***
                                           ($/m3)
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                        Brokerage Fee                    ***
                                          ($/Trip)
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                       Detention, 3hrs                   ***
                                       unloading free
                                           ($/hr)
-------------------------------------------------------------------------------------------------------------------------------
[1]   For waste packages with a curie content above 1Ci, round to the nearest whole integer (e.g., 1.46CIi round to 1Ci, 1.56 Ci round to 2Ci, 10.60 Ci round to 11Ci, etc.)
-------------------------------------------------------------------------------------------------------------------------------
[2]   The Buyer will provide the transportation of the waste to the Contractor's treatment facility, and the Contractor will provide the transportation of the treated waste back to the Buyer and will be compensated at the rate specified in the
      Pricing Table based on the actual treated waste volume on the shipment. The Brokerage Fee only applies to waste shipments originating from the Buyer's facilities where the Contractor provides the Tennessee Radioactive Waste License-for-Delivery
      brokerage service. The Detention charges only apply to the treated waste shipments being returned back to Hanford for disposal and if actual demurrage charges are incurred by the Contractor.
-------------------------------------------------------------------------------------------------------------------------------
***   DENOTES INFORMATION IN THIS DOCUMENT THAT HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR
      CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE
      SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

                                                   Attachment C
                                               Fluor Contract 25003
-------------------------------------------------------------------------------------------------------------------------------
                                         FY2007 Option Period Pricing Sheet
-------------------------------------------------------------------------------------------------------------------------------
MLLW-03 Mixed Low-Level Waste
-------------------------------------------------------------------------------------------------------------------------------
                       Base Price                             Surcharge     Total Unit Cost
  Physical State        ($/m3)             Sub-Type           ($/m3)            ($/m3)        Waste Vol (m3)    Total Cost ($)
------------------- ---------------- -------------------- ---------------- ----------------- ---------------- -----------------
 Non-Bulk Liquids         ***               None                ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                            TSCA                ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                          Oxidizers             ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                          Reactives             ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                           TSCA-Ox              ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                           TSCA-Re              ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                            Ox-Re               ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                         TSCA-Ox-Re             ***              ***
------------------- ---------------- -------------------- ---------------- ----------------- ---------------- -----------------
      Solids              ***               None                ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                            TSCA                ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                          Osidizers             ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                          Reactives             ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                           TSCA-Ox              ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                           TSCA-Re              ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                            Ox-Re               ***              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                         TSCA-Ox-Re             ***              ***
-------------------------------------------------------------------------------------------------------------------------------

MLLW/LLW Oils
-------------------------------------------------------------------------------------------------------------------------------
                       Base Price                             Surcharge     Total Unit Cost
  Physical State        ($/m3)             Sub-Type           ($/m3)            ($/m3)        Waste Vol (m3)    Total Cost ($)
------------------- ---------------- -------------------- ---------------- ----------------- ---------------- -----------------
Bulk and Non-Bulk         ***               None                ***              ***
     Liquids
-------------------------------------------------------------------------------------------------------------------------------

Other Waste Treatment Category
-------------------------------------------------------------------------------------------------------------------------------
                       Base Price                            Surcharge      Total Unit Cost    Waste Weight
   Physical State        ($/Kg)           Sub-Type             ($/Kg)            ($/Kg)            (Kg)         Total Cost ($)
------------------- ---------------- -------------------- ---------------- ----------------- ---------------- -----------------
Elemental Mercury         ***               None                ***              ***
-------------------------------------------------------------------------------------------------------------------------------

Surcharges
-------------------------------------------------------------------------------------------------------------------------------
                                                           Activity Tier                          Isotope
    Radioactivity Surcharges[1]            Isotope              (Ci)       Surcharge ($/m3)    Activity (Ci)    Total Cost ($)
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                      Tritium (S/Ci per         <1               ***
                                          package)
                                                          ---------------- ----------------- ---------------- -----------------
                                                              1 to 10            ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                             11 to 54            ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                                >54              ***
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                       Carbon-14 ($/Ci          <1               ***
                                        per package)
                                                          ---------------- ----------------- ---------------- -----------------
                                                             1 to 10             ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                             11 to 54            ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                                >54              ***
--------------------------------------------------------- ---------------- ----------------- ---------------- -----------------
              High Mercury (Hg) Surcharges                      Hg         Surcharge ($/kg)   Waste Weight     Total Cost ($)
                                                           Concentration                          (Kg)
                                                           Tier (mg/kg)
                                                          ---------------- ----------------- ---------------- -----------------
                                                             260 - 2000          ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                            2001 - 4000          ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                            4001 - 6000          ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                            6001 - 8000          ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                            8001 - 10000         ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                           10001 - 15000         ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                           15001 - 20000         ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                           20001 - 25000         ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                           25001 - 35000         ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                           35001 - 50000         ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                           50001 - 65000         ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                           65001 - 80000         ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                           80001 - 100000        ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                          100001 - 150000        ***
                                                          ---------------- ----------------- ---------------- -----------------
                                                          150001 - 200000        ***
------------------------------------ -------------------- ---------------------------------- ---------------- -----------------

Empty Container Handling Surcharges    Container Size         Surcharge (per container)          No. of        Total Cost ($)
                                     -------------------- ---------------------------------- ---------------- -----------------
                                        <=55 Gal Drum                    ***
                                     -------------------- ---------------------------------- ---------------- -----------------
                                         85-Gal Drum                     ***
                                     -------------------- ---------------------------------- ---------------- -----------------
                                        110-Gal Drum                     ***
                                     -------------------- ---------------------------------- ---------------- -----------------
                                      B-25 Box (4x4x6)                   ***
                                     -------------------- ---------------------------------- ---------------- -----------------
                                      B-25 Box (4x4x8)                   ***
                                     -------------------- ---------------------------------- ---------------- -----------------
                                          Metal Box                      ***
                                         (9x5.5x5.5)
                                     -------------------- ---------------------------------- ---------------- -----------------
                                         >12,500 lbs                     ***
------------------------------------ -------------------- ---------------------------------- ---------------- -----------------

   Transportation Surcharges[2]           Activity                    Surcharge                 Quantity       Total Cost ($)
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                       Transportation                    ***
                                           ($/m3)
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                        Brokerage Fee                    ***
                                          ($/Trip)
                                     -------------------- ---------------- ----------------- ---------------- -----------------
                                       Detention, 3hrs                   ***
                                       unloading free
                                           ($/hr)
-------------------------------------------------------------------------------------------------------------------------------
[1]   For waste packages with a curie content above 1Ci, round to the nearest whole integer (e.g., 1.46CIi round to 1Ci, 1.56 Ci round to 2Ci, 10.60 Ci round to 11Ci, etc.)
-------------------------------------------------------------------------------------------------------------------------------
[2]   The Buyer will provide the transportation of the waste to the Contractor's treatment facility, and the Contractor will provide the transportation of the treated waste back to the Buyer and will be compensated at the rate specified in the
      Pricing Table based on the actual treated waste volume on the shipment. The Brokerage Fee only applies to waste shipments originating from the Buyer's facilities where the Contractor provides the Tennessee Radioactive Waste License-for-Delivery
      brokerage service. The Detention charges only apply to the treated waste shipments being returned back to Hanford for disposal and if actual demurrage charges are incurred by the Contractor.
-------------------------------------------------------------------------------------------------------------------------------
***   DENOTES INFORMATION IN THIS DOCUMENT THAT HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR
      CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE
      SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

                                                   Attachment C
                                               Fluor Contract 25003
--------------------------------------------------------------------------------------------------------------------------------
                         These examples serve as a guide to utilizing the Base Period pricing tables
                                Note: Pricing in examples utilize the "Base Period" pricing
---------------- ---------------------------------------------------------------------------------------------------------------
   Example 1      85-gal drum containing 320Kg of MLLW-03 soils (solid) designated with the F001-5, D001 (oxidizer), D009
                  (mercury concentration 6020ppm), TSCA-PCBs (>50ppm), and containing 0.8Ci of Tritium. Fluor transports the waste to PermaFix utilizing their own "Brokerage" license, and PermaFix transports the treated waste back to Hanford assuming a 1:1 treated waste volume reduction.
---------------- ---------------------------------------------------------------------------------------------------------------
                                                                                              Number         Waste Package
                           Pricing Attribute                                 Unit Price      of Units     Treatment Cost ($)
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Physical State (Solids), Sub-Type (TSCA-Ox): ($/m3)                                    ***    0.322                       ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Radioactivity Surcharge ($/Ci), <1 Tier                                                ***     0.8                        ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
High Mercury (Hg) Surcharge ($/Kg), 6001 to 8000 ppm Tier                              ***     320                        ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Empty Container Handling Surcharge ($/Container), 85-gal drum                          ***      1                         ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Transportation Surcharges ($/m3)                                                       ***    0.322                       ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Brokerage ($/Trip)                                                                     ***      0                         ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
                                                              Total treatment cost for waste package=                     ***

---------------- ---------------------------------------------------------------------------------------------------------------
   Example 2      85-gal overpacking containing a 55-gal drum with 44Kg of MLLW-03 non-bulk liquids (aka: Labpack) designated with the D003 (reactive), D004 through D011 mercury concentration 620ppm), D030, and containing 1.7Ci of C-14.
                  Fluor transports the waste to PermaFix utilizing their own "Brokerage" license, and PermaFix transports the treated waste back to Hanford assuming a 1:0.5 treated waste volume reduction. Note: the overpack was utilized to meet DOT transportation requirements.
---------------- ---------------------------------------------------------------------------------------------------------------
                                                                                              Number         Waste Package
                           Pricing Attribute                                 Unit Price      of Units     Treatment Cost ($)
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Physical State (Non-Bulk Liquids), Sub-Type (Reactive): ($/m3)                         ***    0.208                       ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Radioactivity Surcharge ($/Ci), 1-10 Curie Tier                                        ***      2                         ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
High Mercury (Hg) Surcharge ($/Kg), 260 to 2000 ppm Tier                               ***     44                         ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Empty Container Handling Surcharge ($/Container), 55-gal drum                          ***      1                         ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Empty Container Handing Surcharge ($/Container), 85-gal drum                           ***      1                         ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Transportation Surcharges ($/m3)                                                       ***    0.104                       ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Brokerage Fee ($/Trip)                                                                 ***      0                         ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
                                                              Total treatment cost for waste package=                     ***

---------------- ---------------------------------------------------------------------------------------------------------------
   Example 3      55-gal drum containing 120Kg of LLW non-bulk oils, and containing 0.23Ci of C-14. Fluor transports the waste to PermaFix utilizing their own "Brokerage" license, and PermaFix transports the treated waste back to Hanford assuming a 1:0.5 treated waste volume reduction.
---------------- ---------------------------------------------------------------------------------------------------------------
                                                                                              Number         Waste Package
                           Pricing Attribute                                 Unit Price      of Units     Treatment Cost ($)
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Physical State (Bulk & Non-Bulk Liquids), Sub-Type (none): ($/m3)                      ***    0.208                       ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Radioactivity Surcharge ($/Ci), <1 Tier                                                ***    0.23                        ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
High Mercury (Hg) Surcharge ($/Kg), <260ppm                                            ***      0                         ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Empty Container Handling Surcharge ($/Container), 55-gal drum                          ***      1                         ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Transportation Surcharges ($/m3)                                                       ***    0.104                       ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Brokerage Fee ($/Trip)                                                                 ***      0                         ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
                                                              Total treatment cost for waste package=                     ***

---------------- ---------------------------------------------------------------------------------------------------------------
   Example 4      55-gal drum containing 75Kg of Elemental Mercury, and containing 0.1Ci of Tritium. Fluor transports the waste to PermaFix utilizing their own "Brokerage" license, and PermaFix transports the treated waste back to Hanford assuming a 1:1 treated waste volume reduction.
---------------- ---------------------------------------------------------------------------------------------------------------
                                                                                              Number         Waste Package
                           Pricing Attribute                                 Unit Price      of Units     Treatment Cost ($)
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Physical State (Elemental Mercury), Sub-Type (none): ($/Kg)                            ***     75                         ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Radioactivity Surcharge ($/Ci), <1 Tier                                                ***     0.1                        ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
High Mercury (Hg) Surcharge ($/Kg), <260ppm                                            ***     n/a                        ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Empty Container Handling Surcharge ($/Container), 55-gal drum                          ***      1                         ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Transportation Surcharges ($/m3)                                                       ***    0.208                       ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
Brokerage Fee ($/Trip)                                                                 ***      0                         ***
------------------------------------------------------------------------- ----------------- ---------- -------------------------
                                                              Total treatment cost for waste package=                     ***

------------------------------------------------------------------------------------------------------ -------------------------
***   DENOTES INFORMATION IN THIS DOCUMENT THAT HAS BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR
      CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE
      SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.